EXHIBIT 99.1

LETTER OF TRANSMITTAL

For

10% Senior Notes due 2013

and

11.75% Senior Subordinated PIK Notes due 2013

of

QUALITY DISTRIBUTION, LLC

and QD CAPITAL CORPORATION

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK TIME,

ON [            ], 2010 (THE “EXPIRATION DATE”), UNLESS EXTENDED

The Exchange Agent for the Exchange Offer is:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

For Delivery by Hand, Overnight Delivery, Registered or Certified Mail:

The Bank of New York Mellon Trust Company, N.A.

Corporate Trust Operations

Reorganization Unit

101 Barclay Street—7E

New York, New York 10286

By Facsimile Transmission:

(212) 298-1915

Corporate Trust Operations

Reorganization Unit

To Confirm by Telephone or for Information Call:

(212) 815-5920

Corporate Trust Operations

Reorganization Unit

Delivery of this Letter of Transmittal to an address other than as set forth above or transmission via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

The undersigned acknowledges receipt of the Prospectus dated [            ] (the “Prospectus”) of Quality Distribution, LLC and QD Capital Corporation (the “Issuers”) and this Letter of Transmittal (the “Letter of Transmittal”), which together describe the Issuers’ offer (the “Exchange Offer”) to exchange their 10% Senior Notes due 2013 (the “Exchange 10% Senior Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for an equal aggregate principal amount of their outstanding 10% Senior Notes due 2013 (the “Existing 10% Senior Notes”) and their 11.75% Senior Subordinated PIK Notes due 2013 (the “Exchange 11.75% Senior Subordinated PIK Notes”), which have been registered under the Securities Act, for an equal aggregate principal amount of their outstanding 11.75% Senior Subordinated PIK Notes due 2013 (the “Existing 11.75% Senior Subordinated PIK Notes”) from the holders thereof. As used in this letter of transmittal, the “Existing Notes” refers to the Existing 10% Senior Notes and the Existing 11.75% Senior Subordinated PIK Notes collectively, the “Exchange Notes” refers to the Exchange 10% Senior Notes and the Exchange 11.75% Senior Subordinated PIK Notes, collectively, and the “Notes” refers to the Existing Notes and the Exchange Notes, collectively.

As set forth in the Prospectus, the terms of the Exchange 10% Senior Notes are identical in all material respects to the Existing 10% Senior Notes, and the Exchange 11.75% Senior Subordinated PIK Notes are identical in all material respects to the Existing 11.75% Senior Subordinated PIK Notes , except that the Exchange Notes (i) have been registered under the Securities Act of 1933, and therefore will not bear legends restricting their transfer, (ii) are not entitled to registration rights to which the Existing Notes are entitled under the Registration Rights Agreements, dated as of October 15, 2009, among the Issuers, the dealer managers with respect to the issuances of the Existing Notes and the guarantors of the Existing Notes set forth on Annex I thereto, and (iii) will not contain certain provisions providing for the payment of additional interest to the holders of the Existing Notes under certain circumstances relating to the registration or consummation of the Exchange Offer.

Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND

THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

List below the Existing Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers, class and principal amounts should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF EXISTING NOTES TENDERED HEREWITH
Name(s) and Address(es) of Registered Holder(s) (Please fill in)	Class of Existing Notes	Certificate Number(s)*	Aggregate Principal Amount Represented by Existing Notes*	Principal Amount Tendered**

Total

*	Need not be completed by book-entry holders.
**	Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Existing Notes. See instruction 2.

Holders of Existing Notes whose Existing Notes are not immediately available or who cannot deliver all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Existing Notes according to the guaranteed delivery procedures set forth in the Prospectus.

Unless the context otherwise requires, the term “holder” for purposes of this Letter of Transmittal means any person in whose name Existing Notes are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Existing Notes are held of record by The Depository Trust Company (“DTC”).

☐	CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s)
Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Eligible Institution that Guaranteed Delivery

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO AND COMPLETE THE FOLLOWING:

Name(s)

Address

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 3, 4 and 5)	SPECIAL DELIVERY INSTRUCTIONS (See Instructions 3, 4 and 5)

To be completed ONLY if certificates for Existing Notes
in a principal amount not tendered, or Exchange Notes issued in exchange for Existing Notes accepted for exchange, are to be issued in the name of someone other than the undersigned.

To be completed ONLY if certificates for Existing Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Existing Notes accepted for exchange, are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Issue certificate(s) to:	Deliver certificate(s) to:

Name	Name
(Please Print)	(Please Print)

Address	Address

(Include Zip Code)	(Include Zip Code)

(Tax Identification or Social Security No.)	(Tax Identification or Social Security No.)

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuers the principal amount of the Existing Notes indicated above. Subject to, and effective upon, the acceptance for exchange of all or any portion of the Existing Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuers all right, title and interest in and to such Existing Notes as are being tendered herewith.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Existing Notes, and to acquire Exchange Notes issuable upon the exchange of such tendered Existing Notes, and that, when the same are accepted for exchange, the Issuers will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Issuers. The undersigned hereby further represents and warrants that (i) any Exchange Notes acquired in exchange for Existing Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, (ii) neither the holder of such Existing Notes nor any such other person is participating in, intends to participate in or has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes, (iii) neither the holder of such Existing Notes nor any such other person is an “affiliate,” as defined in Rule 405 under the Securities Act, of either of the Issuers, and (iv) the undersigned is not acting on behalf of any person who could not truthfully make the foregoing representations.

The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in no-action letters issued to third parties, that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Existing Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an “affiliate” of either of the Issuers within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders’ business and such holders have no arrangement with any person to participate in the distribution of such Exchange Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes and has no arrangement or understanding to participate in a distribution of Exchange Notes. If any holder is an affiliate of either of the Issuers, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Existing Notes, it represents that the Existing Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuers, in connection with the Exchange Offer) with full power of substitution, among other things, to cause the Existing Notes to be assigned, transferred and exchanged. The undersigned and each beneficial owner will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuers to be necessary or desirable to complete the assignment, transfer and exchange of the Existing Notes tendered hereby.

For purposes of the Exchange Offer, the Issuers shall be deemed to have accepted validly tendered Existing Notes when, as and if the Issuers have given oral notice (confirmed in writing) or written notice thereof to the Exchange Agent.

If any tendered Existing Notes are not accepted for exchange pursuant to the Exchange Offer because of an invalid tender, the occurrence of certain other events set forth in the Prospectus or otherwise, any such unaccepted Existing Notes will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under “Special Delivery Instructions” as promptly as practicable after the Expiration Date.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

The undersigned understands that tenders of Existing Notes pursuant to the procedures described under the caption “The Exchange Offer — Procedures for Tendering” in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuers upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption “The Exchange Offer — Withdrawal of Tenders.”

Unless otherwise indicated under “Special Issuance Instructions,” please cause the Exchange Notes to be issued, and return any Existing Notes not tendered or not accepted for exchange, in the name(s) of the undersigned (and, in the case of Existing Notes tendered by book-entry transfer, by credit to the account at DTC). Similarly unless otherwise indicated under “Special Delivery Instructions,” please mail any certificates for Existing Notes not tendered or not accepted for exchange (and accompanying documents, as appropriate), and any certificates for Exchange Notes, to the undersigned at the address shown below the undersigned’s signature(s). If both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please cause the Exchange Notes to be issued, and return any Existing Notes not tendered or not accepted for exchange, in the name(s) of, and deliver any certificates for such Existing Notes or Exchange Notes to, the person(s) so indicated (and in the case of Existing Notes tendered by book-entry transfer, by credit to the account at DTC so indicated). The undersigned recognizes that the Issuers have no obligation, pursuant to the “Special Issuance Instructions,” to transfer any Existing Notes from the name of the registered holder(s) thereof if the Issuers do not accept for exchange any of the Existing Notes so tendered.

Holders of Existing Notes whose Existing Notes are not immediately available or who cannot deliver all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Existing Notes according to the guaranteed delivery procedures set forth in the Prospectus.

TENDERING HOLDER(S) SIGN HERE

Date:

Date:
(Signature of Registered Holder(s) or Authorized Signatory)

(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for Existing Notes hereby tendered or in whose name Existing Notes are registered on the books of DTC or one of its participants, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 3.)

Name(s):
(Please Print)

Capacity:

Address:
(Including Zip Code)

Area Code and Telephone Number:

Taxpayer Identification No.:

GUARANTEE OF SIGNATURE(S)

(IF REQUIRED — SEE INSTRUCTION 3)

Name:

Title:

Address:
(Including Zip Code)

Name of Firm:

Area Code and Telephone Number:

Dated:                                , 20

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS

OF THE EXCHANGE OFFER

1.	Delivery of This Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.

A holder of Existing Notes may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile hereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the Existing Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date, (ii) complying with the procedure for book-entry transfer described below, or (iii) complying with the guaranteed delivery procedures described below.

Holders of Existing Notes may tender Existing Notes by book-entry transfer by crediting the Existing Notes to the Exchange Agent’s account at DTC in accordance with DTC’s Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the Exchange Offer. DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send a computer-generated message (an “Agent’s Message”) to the Exchange Agent for its acceptance in which (i) the holder of the Existing Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, and (ii) the DTC participant confirms on behalf of itself and the beneficial owners of such Existing Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Delivery of the Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE EXISTING NOTES AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER, AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED. IN ALL CASES SUFFICIENT TIME SHOULD BE ALLOWED TO PERMIT TIMELY DELIVERY. NO EXISTING NOTES OR LETTERS OF TRANSMITTAL SHOULD BE SENT TO THE ISSUER.

Holders whose Existing Notes are not immediately available or who cannot deliver their Existing Notes and all other required documents to the Exchange Agent on or prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis must tender their Existing Notes pursuant to the guaranteed delivery procedure set forth in the Prospectus. In general, the guaranteed delivery procedure requires: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) on or prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution a letter or facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) setting forth the name and address of the tendering holder, the principal amount of such Existing Notes and, if applicable, the certificate numbers of the Existing Notes to be tendered; and (iii) all tendered Existing Notes (or a confirmation of any book-entry transfer of such Existing Notes into the Exchange Agent’s account at a book-entry transfer facility) as well as this Letter of Transmittal and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date, all as provided in the Prospectus.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Existing Notes for exchange.

2.	Partial Tenders; Withdrawals.

If less than the entire principal amount of Existing Notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the aggregate principal amount of Existing Notes tendered in the box entitled “Description of Existing Notes Tendered Herewith.” A newly issued certificate for the Existing Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Existing Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn prior to the Expiration Date.

To be effective with respect to the tender of Existing Notes, a written notice of withdrawal must: (i) be received by the Exchange Agent at the address for the Exchange Agent set forth above before the Expiration Date; (ii) specify the name of the person who tendered the Existing Notes to be withdrawn; (iii) identify the Existing Notes to be withdrawn (including the principal amount of such Existing Notes, or, if applicable, the certificate numbers shown on the particular certificates evidencing such Existing Notes, the principal amount of Existing Notes represented by such certificates and the name in which such Existing Notes were registered);

(iv) include a statement that such holder is withdrawing its election to have such Existing Notes exchanged; and (v) be signed by the holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantee). The Exchange Agent will return the properly withdrawn Existing Notes promptly following receipt of notice of withdrawal. If Existing Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Existing Notes or otherwise comply with the book-entry transfer facility’s procedures. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Issuers, and such determination will be final and binding on all parties.

Any Existing Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Existing Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Existing Notes tendered by book-entry transfer into the Exchange Agent’s account at the book-entry transfer facility pursuant to the book-entry transfer procedures described above, such Existing Notes will be credited to an account with such book-entry transfer facility specified by the holder) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Existing Notes may be retendered by following one of the procedures described under the caption “The Exchange Offer — Procedures for Tendering” in the Prospectus at any time on or prior to the Expiration Date.

3.	Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by the registered holder(s) of the Existing Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

If any of the Existing Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If a number of Existing Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Existing Notes.

When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Existing Notes) of Existing Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required unless Exchange Notes issued in exchange therefor are to be issued, or Existing Notes are not tendered or not exchanged are to be returned, in the name of any person other than the registered holder. Signatures on any such certificates or separate written instruments of transfer or exchange must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder or holders of the Existing Notes, such Existing Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Issuers and duly executed by the registered holder, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the Existing Notes.

If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuers, proper evidence satisfactory to the Issuers of their authority so to act must be submitted.

Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Institution.

Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution, unless Existing Notes are tendered: (i) by a registered holder who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter of Transmittal; or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an “eligible guarantor institution,” including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker or government securities dealer, (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an “Eligible Institution”). If Existing Notes are registered in the name of a person other than the signer of this Letter of Transmittal, the Existing Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Issuers, in their sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

4.	Special Issuance and Delivery Instructions.

Tendering holders should indicate, as applicable, the name and address to which the Exchange Notes or certificates for Existing Notes not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Existing Notes by book-entry transfer may request that Existing Notes not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate.

5.	Transfer Taxes.

The Issuers shall pay all transfer taxes, if any, applicable to the transfer and exchange of Existing Notes to the Issuers or their order pursuant to the Exchange Offer. If, however, Exchange Notes or Existing Notes not tendered or accepted for exchange are to be delivered to, or are registered or issued in the name of, any person other than the registered holder of the Existing Notes tendered hereby, or if tendered Existing Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer and exchange of Existing Notes to the Issuers or their order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith the amount of such transfer taxes will be billed directly to such tendering holder.

6.	Waiver of Conditions.

The Issuers reserve the absolute right to waive, in whole or in part, prior to the expiration of the Exchange Offer, any of the conditions to the Exchange Offer set forth in the Prospectus.

7.	Mutilated, Lost, Stolen or Destroyed Securities.

Any holder whose Existing Notes have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated below for further instructions.

8.	Irregularities.

All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittal or Existing Notes will be resolved by the Issuers, whose determination will be final and binding. The Issuers reserve the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of the Issuers’ counsel, be unlawful. The Issuers also reserve the right to waive any irregularities or conditions of tender as to the particular Existing Notes covered by any Letter of Transmittal or tendered pursuant to such letter. None of the Issuers, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The Issuers’ interpretation of the terms and conditions of the Exchange Offer shall be final and binding.

9.	Substitute Form W-9.

Each holder of Existing Notes whose Existing Notes are accepted for exchange (or other payee) is required to provide a correct taxpayer identification number (“TIN”), generally the holder’s Social Security or federal employer identification number, and certain other information, on Substitute Form W-9, which is provided under “Important Tax Information” below, and to certify that the holder (or other payee) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 28% federal income tax backup withholding on payments made in connection with the Existing Notes. The box in Part 3 of the Substitute Form W-9 may be checked if the holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and a TIN is not provided by the time any payment is made in connection with the Existing Notes, 28% of all such payments will be withheld until a TIN is provided.

10.	Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance, may be directed to the Exchange Agent at the address and telephone number indicated above.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE OR COPY THEREOF (TOGETHER WITH CERTIFICATES OF EXISTING NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, WE NOTIFY YOU THAT: (A) ANY DISCUSSION OF FEDERAL TAX ISSUES HEREIN IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND CANNOT BE RELIED UPON, BY ANY TAXPAYER FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”); (B) SUCH DISCUSSION IS BEING USED IN CONNECTION WITH THE PROMOTION OR MARKETING (WITHIN THE MEANING OF CIRCULAR 230) OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) TAXPAYERS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

To prevent backup withholding on interest payments on the Notes, each U.S. Holder (as defined below) should either (i) provide his, her or its correct TIN by completing the copy of the substitute IRS Form W-9 attached to this Letter of Transmittal, certifying that (a) he, she or it is a “United States person” (as defined in section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”)), (b) the TIN provided is correct (or that such U.S. Holder is awaiting a TIN) and (c) that the U.S. Holder is exempt from backup withholding because (1) the holder has not been notified by the Internal Revenue Service (the “IRS”) that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends, or (2) the IRS has notified the U.S. Holder that he, she or it is no longer subject to backup withholding or (ii) otherwise establish an exemption. If you do not provide a completed Substitute Form W-9 to the withholding agent, backup withholding may begin and continue until you furnish your TIN. If you do not provide the withholding agent with the correct TIN or an adequate basis for exemption, you may be subject to a $50 penalty imposed by the IRS, and payments may be subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through December 31, 2010. For amounts paid after December 31, 2010, this rate will expire and the backup withholding rate will be 31%, unless Congress enacts tax legislation providing otherwise. If withholding results in an overpayment of taxes, a refund may be obtained.

To prevent backup withholding, a Non-U.S. Holder should (i) submit a properly completed IRS Form W-8 BEN or other Form W-8 to the exchange agent, certifying under penalties of perjury to the holder’s foreign status or (ii) otherwise establish an exemption. IRS Forms W-8 may be obtained on the web at www.irs.gov.

Certain holders (including, among others, corporations) are exempt recipients generally not subject to these backup withholding requirements. See the enclosed copy of the IRS Substitute Form W-9 and Guidelines for Request for Taxpayer Identification Number on Substitute Form W-9. To avoid possible erroneous backup withholding, exempt U.S. Holders, while not required to file Substitute Form W-9, should complete and return the Substitute Form W-9 and check the “Exempt” box on its face.

For the purposes of these instructions, a “U.S. Holder” is (i) an individual who is a citizen or resident alien of the United States, (ii) a corporation (including an entity taxable as a corporation) created under the laws of the United States or of any political subdivision thereof, (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source, or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. Holders that are, or hold Notes through, partnerships and other pass-through entities should consult their tax advisors regarding their treatment for purposes of these instructions. A “Non-U.S. Holder” is any holder (other than a holder that is, or holds its shares through, a partnership or other pass-through entity) that is not a U.S. Holder.

If a partnership (including any entity or arrangement treated as a partnership or other pass-through entity for United States federal income tax purposes) is a holder of a Note, the United States federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partners and partnerships should consult their tax advisors as to the particular federal income tax consequences applicable to them.

See the enclosed Guidelines for Request for Taxpayer Identification Number on Substitute Form W-9 for additional information and instructions.

Please complete the Substitute Form W-9 below.

PAYOR’S NAME: THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

SUBSTITUTE Form W-9	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW:	Social Security Number _ _ _ - _ _ - _ _ _ OR Employer Identification Number _ _ - _ _ _ _ _ _ _

Department of Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification

Part 2 — Certification —

Under Penalties of Perjury, I certify that:

(1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me),

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. citizen or other U.S. person (including a U.S. resident alien).

Part 3 — Awaiting TIN ☐

Certification Instructions — You must cross out item (2) in the box above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

Signature	Date 20

NOTE:	IF YOU DO NOT COMPLETE AND RETURN THIS FORM YOU MAY BE SUBJECT TO BACKUP WITHHOLDING OF 28% (31% AFTER DECEMBER 31, 2010) OF PAYMENTS MADE TO YOU UNDER THIS EXCHANGE OFFER. FOR MORE INFORMATION, PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9.

NOTE: YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Center or Social Security Administration Office or (b) I intend to mail or deliver such application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 28% of all reportable payments made to me thereafter (31% after December 31, 2010) will be withheld until I provide a taxpayer identification number.

Signature                                                                                                                               Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER

IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. – Social Security Numbers (SSNs) have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers (EINs) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:		Give the NAME and SOCIAL SECURITY number of –	For this type of account:		Give the NAME and SOCIAL SECURITY number of –
1.	An individual’s account	The individual	8.	Sole proprietorship account	The owner (4)

2.	Two or more individuals (joint account)	The actual owner of the account, or if combined funds, the first individual on the account (1)	9.	The valid trust, estate, or pension trust	The legal entity (do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.) (5)

3.	Husband and wife (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)	10.	Corporate account	The corporation

4.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)	11.	Association, club, religious, charitable, educational or other tax-exempt organization account	The organization

5.	Adult and minor (joint account)	The actual owner of the account, or, if combined funds, the first individual on the account (1)	12.	Partnership account held in the name of the business	The partnership (6)

6.	Account in the name of guardian or committee for a designated ward, minor, or incompetent person	The ward, minor, or incompetent person (3)	13.	The broker or registered nominee	The broker or nominee

7.	a. The usual revocable saving trust account (grantor is also trustee)	The grantor-trustee (1)	14.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity
	b. So-called trust account that is not a legal or valid trust under State law	The actual owner (1)

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)	Circle the ward’s, minor’s or incompetent person’s name and furnish such person’s SSN.
(4)	Show the name of the owner but you may also enter your business or “doing business as” name. You may use either your SSN or your EIN (if you have one). This also applies to a single-member limited liability company that is disregarded as an entity separate from its owner for federal purposes.
(5)	List first and circle the name of the legal trust, estate, or pension trust.
(6)	This also applies to a limited liability company (LLC) with at least two members.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining A Number

If you don’t have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card (for individuals), or Form SS-4, Application for Employer Identification Number (for businesses and all other entities) at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt From Backup Withholding

1. Payees specifically exempted from backup withholding on all payments include the following:

•	A corporation.

•	A financial institution.

•

An organization exempt from tax under Section 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”), an individual retirement account, or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•	The United States or any agency or instrumentality thereof.

•	A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•	An international organization, or any agency or instrumentality thereof.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a) of the Code.

•	An exempt charitable remainder trust described in Section 664 of the Code and a non-exempt trust described in Section 4947 of the Code.

•	An entity registered at all times under the Investment Company Act of 1940.

•	A foreign central bank of issue.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	Certain middlemen known in the investment community as nominees or custodians.

2. Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under Section 1441 of the Code.

•	Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident partner.

•	Payments of patronage dividends where the amount received is not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) distributions made by an ESOP.

3. Payments of interest not generally subject to backup withholding include the following:

•

Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under Section 852 of the Code).

•	Payments described in Section 6049(b)(5) of the Code to nonresident aliens.

•	Payments on tax-free covenant bonds under Section 1451 of the Code.

•	Payments made by certain foreign organizations.

•	Mortgage or student loan interest paid to you.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH, YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM. IF YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH THE PAYER A COMPLETED INTERNAL REVENUE FORM W-8 (CERTIFICATE OF FOREIGN STATUS).

Certain payments other than interest dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N of the Code and the regulations promulgated thereunder.

Privacy Act Notice – Section 6109 of the Code requires you to give correct taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not furnish a correct taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number—If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Failure to Report Certain Dividend and Interest Payments—If you fail to include any portion of an includible payment for interest, dividends or patronage dividends in gross income, such failure may result in civil or criminal penalties.

(3) False Information With Respect to Withholding—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500. Falsifying certification or affirmations may also subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONSULT YOUR TAX ADVISER OR THE INTERNAL REVENUE SERVICE

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